Supplement to currently effective Statement of Additional Information dated December 1, 2001 for:

Scudder Money Funds
   Scudder Money Market Fund
   Scudder Government Money Fund
   Scudder Tax-Exempt Money Fund


The following information supplements disclosure in the "Purchase and Redemption of Shares" section of the Statement of Additional Information for the Funds listed above:

Scudder Distributors, Inc. may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of a Fund with the following compensation schedule up to the following amounts:

             Compensation Schedule ^(1)
             ----------------------
                                      As a
          Amount of               Percentage of
         Shares Sold             Net Asset Value
         -----------             ---------------


  $1 million to $15 million           0.15%


 ^(1) The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets.


July 1, 2002